UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2023

CIRCOR INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

30 CORPORATE DRIVE, SUITE 200
Burlington, MA 01803-4238
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 270-1200

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 Par Value Per Share	CIR	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, CIRCOR International, Inc. a Delaware corporation (“CIRCOR” or the “Company”), entered into an Agreement and Plan of Merger, by and among CIRCOR, Cube BidCo, Inc., a Delaware corporation (“Parent”), and Cube Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), dated June 5, 2023 (the “Original Merger Agreement”), as amended on June 26, 2023 by Amendment No. 1 to Agreement and Plan of Merger (the “First Amendment”) and as further amended on June 29, 2023 by Amendment No 2. to Agreement and Plan of Merger (the “Second Amendment”) (collectively, the “Merger Agreement”). Parent and Merger Sub are each an affiliate of investment funds managed by Kohlberg Kravis Roberts & Co. L.P. (“KKR”). On October 18, 2023, Merger Sub merged with and into the Company (the “Merger”) on the terms and conditions set forth in the Merger Agreement, with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement

Concurrently with the closing of the Merger, Cube Intermediate 2 LLC, Delaware limited liability company (“Intermediate”), Cube Parent, Inc., a Delaware corporation (“Cube Parent” and collectively with Intermediate, “Holdings”), Cube Industrials Buyer, Inc., a Delaware corporation (the “Industrials Borrower”), Cube A&D Buyer, Inc., a Delaware corporation (the “A&D Borrower” and together with Industrials Borrower, the “Parent Borrowers”), entered into that certain Credit Agreement, dated as of October 18, 2023, among Holdings, the Parent Borrowers, as borrowers, the lenders party thereto (the “Lenders”), Ares Capital corporation, as the administrative agent for the Lenders (in such capacity, the “Agent”), and KKR Capital Markets, the Agent, and Apollo Global Funding, LLC as the lead arrangers and bookrunner (such credit agreement herein referred to as the “Credit Agreement”). The Credit Agreement provides for extensions of credit in the form of (i) an initial term loan to the Parent Borrowers in an amount of $650,000,000, (ii) revolving credit loans made available to the Parent Borrowers at any time and from time to time, in an aggregate principal amount at any time outstanding not in excess of $75,000,000 (including both letters of credit extensions and the swingline loans), (iii) letters of credit from time to time in an aggregate stated amount not to exceed $40,000,000, and (iv) the swingline loans in an aggregate principal amount at any time outstanding not in excess of $15,000,000.

The obligations under the Credit Agreement are secured on a first priority basis by substantially all assets of the Parent Borrowers and the guarantors (subject to certain exclusions and exceptions). The Credit Agreement includes representations and warranties, covenants, events of default and other provisions that are customary for facilities of their respective types.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on October 18, 2023, CIRCOR repaid in full the obligations under the Credit Agreement, dated as of December 20, 2021 (as amended by Amendment No. 1, dated April 8, 2022, Amendment No. 2, dated May 27, 2022, Amendment No. 3, dated June 26, 2023 and as further amended, restated, supplemented or otherwise modified from time to time, the “Truist Credit Agreement”), among CIRCOR, as borrower, the subsidiary guarantors as named therein, Truist Bank, as administrative agent, collateral agent, swing line lender and a letter of credit issuer and the other lenders and letter of credit issuers from time to time party thereto, and, upon Truist Bank’s receipt of such payment, all obligations under the Truist Credit Agreement, other than certain continuing indemnity obligations, were released, satisfied and discharged in full and all security interests in the collateral securing the loans were automatically terminated, released, satisfied and discharged.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•
each share of Company common stock, par value $0.01 per share (each, a “Share”), that was outstanding immediately prior to the Effective Time (other than shares of Company common stock (“Company Common Stock”) (i) held in the treasury of the Company or owned by the Company or any direct or indirect wholly owned subsidiary of the Company immediately prior to the Effective Time, (ii) owned by Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub, or (iii) are Dissenting Shares (as defined in the Merger Agreement) (collectively, “Excluded Shares”) immediately prior to the Effective Time), was converted into the right to receive an amount in cash equal to $56.00, without interest (the “Per Share Consideration”), less any applicable withholding taxes;

•
each option to purchase shares of Company Common Stock (a “Company Stock Option”) that was outstanding immediately prior to the Effective Time was cancelled and in exchange therefor the holder became entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Company Common Stock subject to such Company Stock Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of the Per Share Consideration over the applicable exercise price per share of Company Common Stock under such Company Stock Option. No holder of a Company Stock Option that, as of immediately prior to such cancellation, had an exercise price per share of Common Stock that was equal to or greater than the Per Share Consideration became entitled to any payment with respect to such cancelled Company Stock Option;

•
each performance stock unit, performance share award, or restricted stock unit that was subject to performance-based vesting conditions (each, a “Company PSU”) that was outstanding immediately prior to the Effective Time was cancelled and in exchange therefor the holder became entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Company Common Stock subject to (or deliverable under) such Company PSU immediately prior to the Effective Time that were considered to be earned as of the Effective Time as determined in accordance with the terms of the applicable executive change in control agreement (including the proration of the total number of shares of Common Stock subject to the Company PSU and with the performance conditions deemed achieved at the greater of target and actual performance levels), multiplied by (ii) the Per Share Consideration;

•
each restricted stock unit that was subject to vesting conditions based on continued employment or service (each, a “Company RSU”) and each phantom stock unit that was subject to vesting conditions based on continued employment or service (each, a “Company Phantom Unit”) that was outstanding and vested immediately prior to the Effective Time was cancelled and in exchange therefor the holder became entitled to receive an amount in cash, less applicable tax withholdings, equal to (i) the total number of shares of Company Common Stock subject to such Company RSU or Company Phantom Unit immediately prior to the Effective Time multiplied by (ii) the Per Share Consideration; and

•
each Company RSU and each Company Phantom Unit that was outstanding and unvested immediately prior to the Effective Time was cancelled and converted into a grant of restricted stock units in the surviving corporation with a grant date value equal to (i) the total number of shares of Common Stock subject to (or deliverable under) such Company RSU or Company Phantom Unit immediately prior to the Effective Time multiplied by (ii) the Per Share Consideration (a “Replacement RSU”), which Replacement RSU will generally be subject to the same terms and conditions as the Company RSU or Company Phantom Unit for which such Replacement RSU was exchanged.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Original Merger Agreement, the First Amendment and the Second Amendment, which are filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with and as a result of the consummation of the Merger, shares of Company Common Stock ceased to trade on the New York Stock Exchange (the “NYSE”) prior to market open on October 18, 2023, and became eligible for delisting from the NYSE and termination of registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal From Listing and Registration on Form 25 to delist the Company Stock from the NYSE under Section 12(b) of the Exchange Act on October 18, 2023. After the Form 25 becomes effective, the Surviving Corporation intends to file a Form 15 with the SEC to terminate the registration of the Company Stock under Section 12(g) of the Exchange Act and suspend its reporting obligations with the SEC under Sections 13 and 15(d) of the Exchange Act.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Merger, at the Effective Time, holders of shares of Company Common Stock (other than Excluded Shares), Company Stock Option, Company PSUs, Company RSUs, Company Phantom Units and Replacement RSUs ceased to have any rights in connection with their holding of such securities (other than their right to receive (a) with respect to Company Common Stock, the Per Share Consideration, as described in the Item 2.01, and (b) with respect to Company Stock Options, Company PSUs, Company RSUs and Company Phantom Units, the consideration described in Item 2.01).

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent. The total equity value of the transaction was approximately $1.2 billion. Parent funded the Merger with debt and equity financing.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, effective as of the Effective Time, Helmuth Ludwig, Samuel R. Chapin, Tina M. Donikowski, Bruce M. Lisman, Tony Najjar, John (Andy) O’Donnell and Jill D. Smith ceased to be directors on the Company’s board of directors or any committee thereof, and Tony Najjar and Arjun Sharma were appointed as directors of the Surviving Corporation.

On October 17, 2023, the Company entered into amendments to the Amended and Restated Executive Change in Control Agreements (each, a “CIC Agreement”) with each of Tony Najjar, Arjun Sharma and Jessica Wenzell, which amendments to each executive’s CIC Agreement added that the definition of “Good Reason” includes a material reduction in the executive’s target annual bonus opportunity.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company, each as in effect immediately prior to the Effective Time were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and the disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*
Agreement and Plan of Merger, by and among CIRCOR International, Inc., Cube BidCo, Inc., and Cube Merger Sub, Inc., dated June 5, 2023 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by CIRCOR International, Inc. with the Securities and Exchange Commission on June 5, 2023).

2.2
Amendment No. 1 to Agreement and Plan of Merger, by and among CIRCOR International, Inc., Cube BidCo, Inc., and Cube Merger Sub, Inc., dated June 26, 2023 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by CIRCOR International, Inc. with the Securities and Exchange Commission on June 27, 2023).

2.3
Amendment No. 2 to Agreement and Plan of Merger, by and among CIRCOR International, Inc., Cube BidCo, Inc., and Cube Merger Sub, Inc., dated June 29, 2023 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by CIRCOR International, Inc. with the Securities and Exchange Commission on June 30, 2023).

3.1	Amended and Restated Certificate of Incorporation of CIRCOR International, Inc.

3.2	Amended and Restated Bylaws of CIRCOR International, Inc.

104	Cover Page Interactive Data File, formatted in Inline XBRL.

* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2023

CIRCOR International, Inc.

	By:	/s/ Jessica Wenzell
Name:	Jessica Wenzell
Title:	General Counsel & Chief People Officer